EXHIBIT 99.2


                    NOTICE OF GUARANTEED DELIVERY AND CONSENT
                          TO BE USED IN CONNECTION WITH

                            LEUCADIA CAPITAL TRUST I

                              OFFER TO EXCHANGE ITS
             8.65% CAPITAL TRUST PASS-THROUGH SECURITIESSM (TRUPSSM)
                (LIQUIDATION AMOUNT $1,000 PER CAPITAL SECURITY)
           WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
                       FOR ANY AND ALL OF ITS OUTSTANDING
             8.65% CAPITAL TRUST PASS-THROUGH SECURITIESSM (TRUPSSM)
                (LIQUIDATION AMOUNT $1,000 PER CAPITAL SECURITY)
                                       OF
                            LEUCADIA CAPITAL TRUST I
                                       AND
                              CONSENT SOLICITATION
                             TO A PROPOSED AMENDMENT
                      TO THE REGISTRATION RIGHTS AGREEMENT

              ----------------------------------------------------
                THE EXCHANGE OFFER, THE CONSENT SOLICITATION AND
                   WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
                   NEW YORK CITY TIME, ON ___________ __, 1997
                 UNLESS THE OFFER IS EXTENDED. REVOCATION RIGHTS
                FOR CONSENTS WILL EXPIRE AT THE TIME AND DATE ON
                  WHICH THE REQUISITE CONSENTS TO THE PROPOSED
                             AMENDMENT ARE RECEIVED.
              ----------------------------------------------------

      As set forth in the Exchange Offer (as defined below), this Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) and consent to the Proposed Amendment (as defined below) if (i) certificates for the Trust's (as defined below) 8.65% Capital Trust Pass-through SecuritiesSM (TRUPSSM) (the "Old Capital Securities") are not immediately available, (ii) the Old Capital Securities, the Letter of Transmittal and all other required documents cannot be delivered to The Chase Manhattan Bank (the "Exchange Agent") on or prior to the Expiration Date (as defined in the Prospectus referred to below) or (iii) the procedures for delivery by book-entry transfer cannot be completed on or prior to the Expiration Date. This Notice of Guaranteed Delivery may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent on or prior to the Expiration Date. See "The Exchange Offer -- Procedures for Tendering Old Capital Securities" in the Prospectus.


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
                    THE CHASE MANHATTAN BANK, EXCHANGE AGENT

                      BY MAIL, HAND OR OVERNIGHT DELIVERY:

                            The Chase Manhattan Bank
                                 55 Water Street
                                    Room 234
                            New York, New York 10016
                               Attn: Lewis Padilla



                             FACSIMILE TRANSMISSION
                        (FOR ELIGIBLE INSTITUTIONS ONLY):

                                 (212) 638-7375
                                 (212) 344-9367

                              CONFIRM BY TELEPHONE:

                                 Lewis Padilla:
                                 (212) 638-0458


    DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

      THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

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

Ladies and Gentlemen:


      The undersigned hereby tenders to Leucadia Capital Trust I, a Delaware statutory business trust (the "Trust"), and Leucadia National Corporation, a New York corporation, as Sponsor, upon the terms and subject to the conditions set forth in the Prospectus and Consent Solicitation dated _______________, 1997 (as the same may be amended or supplemented from time to time, the "Prospectus"), and the related Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate liquidation amount of Old Capital Securities set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering Old Capital Securities."

      The undersigned further, with respect to the Old Capital Securities set forth below, consents to the adoption of the Proposed Amendment.


Aggregate Liquidation               Name of Registered Holder:
                                                              -----------------
Amount Tendered: __________________

Certificate Nos.                    Address:
(if available): ____________________        -----------------------------------


                                    Area Code and Telephone Number:
                                                                   ------------


      The undersigned understands that tenders of Old Capital Securities will be accepted only in liquidation amounts of $100,000 and integral multiples of $1,000 in excess thereof.

      The undersigned understands that tenders of Old Capital Securities also will constitute a consent to the Proposed Amendment with respect to all such tendered Old Capital Securities.

If Old Capital Securities will be tendered by book-entry transfer, provide the following information:

Signature:
            -------------------------------------------------------------------

DTC Account Number:
                    -----------------------------------------------------------

Date:                 , 1997
     ----------------

           THE GUARANTEE ON THE REVERSE SIDE MUST BE COMPLETED

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                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

      The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker, municipal securities dealer, government securities broker, government securities dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association recognized program (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent, at its address set forth above, either the Old Capital Securities tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Old Capital Securities to the Exchange Agent's account at The Depository Trust Company, pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letters of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) and any other required documents within three New York Stock Exchange trading days after the date of execution of this Notice of Guaranteed Delivery.

      The undersigned acknowledges that it must deliver the Letters of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) and the Old Capital Securities tendered hereby (or a book-entry confirmation) to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.

Name of Firm
             -----------------------------------------------------------------

(Authorized Signature)
                       -------------------------------------------------------
                       Title:

Address
        ----------------------------------------------------------------------

        ----------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone Number
                               -----------------------------------------------

Date
     -------------------------

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

NOTE: DO NOT SEND OLD CAPITAL SECURITIES WITH THIS NOTICE OF GUARANTEED DELIVERY. ACTUAL SURRENDER OF OLD CAPITAL SECURITIES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL (OR AN AGENT'S MESSAGES IN LIEU THEREOF) AND ANY OTHER REQUIRED DOCUMENTS.



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